Q2 | 2023 | 1 QUARTERLY RESULTS PRESENTATION SECOND QUARTER 2023

Q2 | 2023 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “continue,” “could,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook,” and similar expressions generally identify forward- looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then- current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This presentation should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward- looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q2 | 2023 | 3 SECOND QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

Q2 | 2023 | 4 Our results for Q2 illustrate that we remain in a very challenging environment. However, we did see some sequential improvement in the quarter, and were pleased to come in ahead of or in line with our guidance on all key metrics. We believe this improvement was driven by the key actions we are taking that cut across all areas of our business. While the consumer environment will likely remain challenging and result in negative comp sales in the back half of the year, we are now in a position to get back to playing offense. This will be supported by the incredible efforts of our associates, and our outstanding vendor partners, who remain aligned with our efforts to offer great quality products and amazing value. Turning to liquidity, we are very comfortable with our position coming into the second half of the year. We significantly strengthened our balance sheet through our recently closed sale/leaseback transaction, and we are prepared and positioned to navigate through the current economic challenges. Overall, we are excited to see signs of improvement across multiple fronts, and are confident that our five key actions will translate into continued sequential improvement in financial performance as the year progresses. Bruce Thorn, President & CEO CEO COMMENT

Q2 | 2023 | 5Q2 | 2023 | 5 23% 22% 10% 7% 14% 13% 12% Furniture Seasonal The Lot, Apparel, Electronics, etc. Hard Home Food Soft Home Consumables Chart based on Q2 2023 sales Diversified Category Mix National Store Footprint Industry-leading delivery options, easy checkout, multiple payment types in-store and online Strong Omnichannel Capabilities 1,422 Stores in 48 States BIG LOTS AT A GLANCE

Q2 | 2023 | 6 Ahead of Guidance Slightly Up vs. LY $0.98B Inventory at the end of Q2 Down 15.2% vs. LY -6.8% Adjusted operating expense1 vs. LY Better than Expected -14.6% Comps 33.0% Gross margin SECOND QUARTER SUMMARY 1 Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Adjusted Depreciation Expense. Adjusted 2023 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q2 | 2023 | 7Q2 | 2023 | 7 Q2 2023 COMP SALES BY CATEGORY Sequential Improvements Across Most Categories Relative to Q1, Particularly Furniture and Soft Home Seasonal Furniture Hard Home Soft Home Consumables Food The Lot, Apparel, Electronics Total -26% -18% -12% -11% -7% -5% 1% -15%

Q2 | 2023 | 8Q2 | 2023 | 8 INVENTORY REDUCTION IN LINE WITH Q2 SALES 22.8% 5.3% -7.3% -18.8% -15.2% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 YOY Inventory Growth (Decline)

Q2 | 2023 | 9Q2 | 2023 | 9 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating Loss (2) Adjusted Operating Loss Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares ADJUSTED Q2 2023 SUMMARY INCOME STATEMENT (In thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Adjusted Depreciation Expense. (2) Adjusted 2023 and 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Q2 2023 $1,139,361 375,884 33.0% 487,799 42.8% ($111,915) (9.8%) ($3.24) 29,175 Q2 2022 $1,346,221 438,548 32.6% 523,536 38.9% ($84,988) (6.3%) ($2.28) 28,919 Change vs. 2022 (15.4%) 40 bps 390 bps (350) bps

Q2 | 2023 | 10 ~$75M FY2023 CAPEX CAPITAL ALLOCATION $294M Asset Monetization $900M ABL Credit Facility vs. ~$80M previously Net available liquidity of ~$258M* at end of Q2; not inclusive of proceeds from the sale/leaseback Net proceeds relating to sale/leaseback of California DC and 22 owned stores *Net liquidity is defined as ABL Credit Facility availability, net of covenant-based borrowing limitations, plus Cash and Cash Equivalents.

Q2 | 2023 | 11 SECOND QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

Q2 | 2023 | 12 COMP SALES GROSS MARGIN IMPROVEMENT COST REDUCTION Down low-teens, modestly improved relative to Q2 Improvement of approximately 200 basis points versus the prior year quarter SG&A expenses down versus last year, in the low-single digit percentage range Q3 2023 GUIDANCE

Q2 | 2023 | 13 COMP SALES GROSS MARGIN IMPROVEMENT COST REDUCTION Down high-single-digit range, improved relative to Q3 Improvement versus last year, into the high 30s range Structural SG&A savings over $100M for FY2023 Q4 2023 GUIDANCE

Q2 | 2023 | 14 FIVE KEY ACTIONS 1. Own bargains, achieving over one-third bargains penetration by the end of 2023 2. Communicate unmistakable value to customers through comparable value ticketing, bargain end-caps, and targeted marketing 3. Increase store relevance by leveraging our opportunity in rural and small-town markets where we outperform urban markets (while taking a prudent near-term approach to store openings), flexing assortment/prices, and exploring new store formats 4. Win with omnichannel by improving shop-ability and engagement 5. Drive productivity through structural cost reductions, inventory turns, and capex efficiency

Q2 | 2023 | 15 PROJECT SPRINGBOARD • Project Springboard: Aided by an external partner, identified and began actioning $200M+ of bottom-line opportunities across gross margin and SG&A; high proportion of the benefits expected to be realized on a run-rate basis by the end of 2024 • Sources of savings include: o Cost of goods o Inventory optimization o Marketing o Pricing & promotions o Store & field operations o Supply chain o General office • Opportunities are in addition to the $100M+ of structural SG&A savings for 2023 and significant inbound freight savings

Q2 | 2023 | 16 SECOND QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

Q2 | 2023 | 17 Q2 WRAP-UP • Comparable sales decline of 14.6% in Q2, ahead of our guidance range; adjusted EPS loss of $3.24 due to year-over-year sales decline, continued cost pressures, and markdowns on seasonal merchandise • Successfully reduced inventory approximately in line with sales • Comps to modestly improve sequentially in Q3 and further in Q4; focused on unlocking additional sales opportunities (e.g., more bargains, exciting assortment, clearer value communication) • Q3 and Q4 gross margin to improve vs. last year, driven by more normalized markdown activity, lower freight costs, and cost savings initiatives • Structural SG&A cost savings of $100M+ in fiscal 2023; additional bottom-line opportunity of $200M+ in gross margin/SG&A, with a high proportion of the benefits expected to be realized on a run-rate basis by the end of 2024 • Strengthened liquidity through $294M asset monetization • Continue advancing five key actions to sequentially improve business results in the back half of the year

Q2 | 2023 | 18 SECOND QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

APPENDIX

SECOND QUARTER 2023 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude synthetic lease exit costs and related expenses	Adjustment to exclude forward distribution center contract termination costs and related expenses	Adjustment to exclude store asset impairment charges	Adjustment to exclude gain on sale of real estate and related expenses	Adjustment to exclude fees related to a cost reduction and productivity initiative	Adjustment to exclude valuation allowance on deferred tax assets	As adjusted (non-GAAP)
Selling and administrative expenses	$456,689	($43)	($1,993)	$928	$3,393	($5,420)	$-	$453,554
Selling and administrative expense rate	40.1%	(0.0%)	(0.2%)	0.1%	0.3%	(0.5%)	-	39.8%
Depreciation expense	41,282	-	(7,037)	-	-	-	-	34,245
Depreciation expense rate	3.6%	-	(0.6%)	-	-	-	-	3.0%
Operating loss	(122,087)	43	9,030	(928)	(3,393)	5,420	-	(111,915)
Operating loss rate	(10.7%)	0.0%	0.8%	(0.1%)	(0.3%)	0.5%	-	(9.8%)
Income tax expense (benefit)	116,575	11	2,342	(239)	(804)	1,272	(147,850)	(28,693)
Effective income tax rate	(87.5%)	0.0%	(1.8%)	0.2%	0.6%	(1.0%)	112.8%	23.3%
Net loss	(249,837)	32	6,688	(689)	(2,589)	4,148	147,850	(94,397)
Diluted (loss) earnings per share	($8.56)	$0.00	$0.23	($0.02)	($0.09)	$0.14	$5.07	($3.24)

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted depreciation expense, adjusted depreciation expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax expense (benefit), adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") synthetic lease exit costs and related expenses of $43 ($32, net of tax), FDC contract termination costs and related expenses of $9,030 ($6,688, net of tax), store asset impairment charges net of liability extinguishment for terminated leases of previously impairment stores of $928 ($689, net of tax), a gain on sale of real estate and related expenses of $3,393 ($2,589, net of tax), fees related to a cost reduction and productivity initiative of $5,420 ($4,148, net of tax), and a valuation allowance on deferred tax assets after tax of $147,850.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q2 | 2023 | 19

APPENDIX

SECOND QUARTER 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	**$510,444**	**($24,105)**	**$486,339**
Selling and administrative expense rate	**37.9%**	**(1.8%)**	**36.1%**
Operating loss	**(109,093)**	**24,105**	**(84,988)**
Operating loss rate	**(8.1%)**	**1.8%**	**(6.3%)**
Income tax benefit	**(28,590)**	**5,956**	**(22,634)**
Effective income tax rate	**25.4%**	**0.1%**	**25.5%**
Net loss	**(84,150)**	**18,149**	**(66,001)**
Diluted earnings (loss) per share	**($2.91)**	**$0.63**	**($2.28)**

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $24,105 ($18,149, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q2 | 2023 | 20

BIG LOTS!